Supplement dated November 1, 2013

To

SELECTED DAILY GOVERNMENT FUND

An authorized series of

SELECTED CAPITAL PRESERVATON TRUST

Prospectus dated May 1, 2013

At a meeting held on October 25, 2013, the Board of Trustees of Selected Daily Government Fund (“SDGF”), including the Trustees who are not “interested persons” (the “Independent Directors”), as that term is defined in Section 2(a)(19) of the 1940 Act, considered and approved an Agreement and Plan of Reorganization and Liquidation. If the Reorganization is approved at a Special meeting of shareholders, shareholders of SDGF will become shareholders of Davis Government Money Market Fund (“DGMMF”). SDGF and DGMMF are both money market funds (both seek to maintain a $1.00 net asset value per share) investing exclusively in U.S. Treasury securities, U.S. Government agency securities, U.S. Government agency mortgage securities (collectively “U.S. Government Securities”), and repurchase agreements collateralized by U.S. Government Securities. Both Funds have the same investment adviser, Davis Selected Advisers, L.P. (“Davis”). Both SDGF and DGMMF are managed by the same portfolio manager.

A Special Meeting of shareholders of SDGF and at any adjournments thereof (each a “Special Meeting”) will be held on December 16, 2013, at 8:30 a.m. Mountain Standard Time at the offices of Davis Selected Advisers, L.P., (“Davis”) 3601 East Britannia, Tucson, Arizona, 85706.